Income Taxes	12 Months Ended
Jul. 01, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Pre-tax Income
The domestic and foreign components of income before income taxes were as follows for 2016, 2015 and 2014:

	2016	2015	2014
	(in millions)
Foreign	$516	$1,501	$1,664
Domestic	(363)	76	88
Income before income taxes	$153	$1,577	$1,752

Income Tax Provision
The components of the provision for income taxes were as follows for 2016, 2015 and 2014:

	2016	2015	2014
	(in millions)
Current:
Foreign	$59	$54	$47
Domestic-federal	2	43	98
Domestic-state	(1)	(13)	3
Deferred:
Foreign	(39)	12	(3)
Domestic-federal	(109)	11	(14)
Domestic-state	(1)	5	4
Income tax provision	$(89)	$112	$135

The Company’s income tax benefit for 2016 reflects tax benefits from expenses related to the Merger and from interest expense related to new debt facilities.
Remaining net undistributed earnings from foreign subsidiaries at July 1, 2016 on which no U.S. tax has been provided amounted to $12 billion. The net undistributed earnings are intended to finance local operating requirements and capital investments. Accordingly, an additional U.S. tax provision has not been made on these earnings. The tax liability for these earnings would be approximately $4 billion if the Company repatriated the $12 billion in undistributed earnings from the foreign subsidiaries.
Deferred Taxes
Temporary differences and carryforwards, which give rise to a significant portion of deferred tax assets and liabilities as of July 1, 2016 and July 3, 2015 were as follows:

	July 1, 2016	July 3, 2015
	(in millions)
Deferred tax assets:
Sales related reserves and accrued expenses not currently deductible	$82	$50
Accrued compensation and benefits not currently deductible	207	138
Domestic net operating loss carryforward	259	137
Business credit carryforward	264	167
Long-lived assets	256	49
Other	177	65
Total deferred tax assets	1,245	606
Deferred tax liabilities:
Long-lived assets	(1,030)	(126)
Other	(9)	(10)
Total deferred tax liabilities	(1,039)	(136)
Valuation allowances	(294)	(166)
Deferred tax (liabilities) assets, net	$(88)	$304

The net deferred tax asset valuation allowance increased by $128 million in 2016 and decreased by $38 million in 2015. $103 million of the net deferred tax asset valuation allowance increase in 2016 is primarily attributable to balances assumed as a result of the Merger. The assessment of valuation allowances against deferred tax assets requires estimations and significant judgment. The Company continues to assess and adjust its valuation allowance based on operating results and market conditions. After weighing both the positive and negative evidence available, including but not limited to, earnings history, projected future outcomes, industry and market trends and the nature of each of the deferred tax assets, the Company determined that it is able to realize most of its deferred tax assets with the exception of certain loss and credit carryforwards.
In addition to the deferred tax assets presented above, the Company had additional net operating loss (“NOL”) benefits related to stock-based compensation deductions of $119 million and $90 million at July 1, 2016 and July 3, 2015, respectively. During 2016, the Company generated an additional $34 million of benefits related to stock-based compensation deductions, of which $7 million were utilized in 2016 and recorded to stockholders’ equity.
Effective Tax Rate
Reconciliation of the U.S. Federal statutory rate to the Company’s effective tax rate is as follows for 2016, 2015 and 2014:

	2016	2015	2014
U.S. Federal statutory rate	35%	35%	35%
Tax rate differential on international income	(103)	(29)	(28)
Tax effect of U.S. non-deductible convertible debt costs	13	—	—
Tax effect of U.S. non-deductible acquisition costs	10	—	—
Tax effect of U.S. foreign income inclusion	9	—	—
Tax effect of U.S. non-deductible share-based compensation	9	—	—
Tax effect of U.S. permanent differences	1	1	2
State income tax, net of federal tax	(1)	—	—
Retroactive extension of Federal R&D credit	(9)	—	—
Creditable foreign taxes	(13)	—	—
Income tax credits	(14)	(2)	(1)
Other	5	2	—
Effective tax rate	(58)%	7%	8%

Tax Holidays and Carryforwards
A substantial portion of the Company’s manufacturing operations in Malaysia, the Philippines, Singapore and Thailand operate under various tax holidays and tax incentive programs which will expire in whole or in part at various dates from 2016 through 2029. Certain of the holidays may be extended if specific conditions are met. The net impact of these tax holidays and tax incentives was to increase the Company’s net earnings by $500 million ($2.07 per diluted share), $641 million ($2.70 per diluted share) and $905 million ($3.74 per diluted share) in 2016, 2015 and 2014, respectively.
As of July 1, 2016, the Company had federal and state NOL carryforwards of $848 million and $612 million, respectively. In addition, as of July 1, 2016, the Company had various federal and state tax credit carryforwards of $664 million combined. The NOL carryforwards available to offset future federal and state taxable income expire at various dates from 2018 to 2035 and 2017 to 2036, respectively. $200 million of the credit carryforwards available to offset future taxable income expire at various dates from 2017 to 2036. The remaining amount is available indefinitely. NOLs and credits relating to various acquisitions are subject to limitations under Sections 382 and 383 of the Internal Revenue Code. The Company expects the total amount of NOLs and credits ultimately realized will be reduced by $483 million and $32 million, respectively.
Uncertain Tax Positions
With the exception of certain unrecognized tax benefits that are directly associated with the tax position taken, unrecognized tax benefits are presented gross in the Company’s balance sheet. Interest and penalties related to unrecognized tax benefits are recognized in liabilities recorded for uncertain tax positions and are recorded in the provision for income taxes. As of July 1, 2016, the Company had $491 million of unrecognized tax benefits. Accrued interest and penalties included in the Company’s liability related to unrecognized tax benefits as of July 1, 2016, July 3, 2015 and June 27, 2014 was $75 million, $55 million and $44 million, respectively. $120 million of the unrecognized tax benefits increase is attributable primarily to balances assumed as a result of the Merger.
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits excluding accrued interest and penalties for 2016, 2015 and 2014:

	2016	2015	2014
	(in millions)
Unrecognized tax benefit at beginning of period	$350	$300	$240
Gross increases related to current year tax positions	46	44	27
Gross increases related to prior year tax positions	6	6	26
Gross decreases related to prior year tax positions	(15)	—	(5)
Settlements	(8)	—	—
Lapse of statute of limitations	(8)	(3)	—
Acquisitions	120	3	12
Unrecognized tax benefit at end of period	$491	$350	$300

The Company’s unrecognized tax benefits are primarily included within long-term liabilities in the Company’s consolidated balance sheets. The entire balance of unrecognized tax benefits at July 1, 2016, July 3, 2015 and June 27, 2014, if recognized, would affect the effective tax rate, subject to certain future valuation allowance reversals.
The Company files U.S. Federal, U.S. state and foreign tax returns. For both federal and state tax returns, with few exceptions, the Company is subject to examination for fiscal years 2008 through 2015. In foreign jurisdictions, with few exceptions, the Company is subject to examination for all years subsequent to fiscal 2008. The Company is no longer subject to examination by the IRS for periods prior to 2008, although carry forwards generated prior to those periods may still be adjusted upon examination by the IRS or state taxing authority if they either have been or will be used in a subsequent period.
The IRS previously completed its field examination of the Company’s federal income tax returns for fiscal years 2006 through 2009 and proposed certain adjustments. The Company received Revenue Agent Reports from the IRS that seek to increase the Company’s U.S. taxable income which would result in additional federal tax expense totaling $795 million, subject to interest. The issues in dispute relate primarily to transfer pricing with the Company’s foreign subsidiaries and intercompany payable balances. The Company disagrees with the proposed adjustments and in September 2015, filed a protest with the IRS Appeals Office and received the IRS rebuttal in July 2016. The Company believes that its tax positions are properly supported and will vigorously contest the position taken by the IRS. In September 2015, the IRS commenced an examination of the Company’s fiscal years 2010 through 2012.
The Company believes that adequate provision has been made for any adjustments that may result from tax examinations. However, the outcome of tax examinations cannot be predicted with certainty. If any issues addressed in the Company’s tax examinations are resolved in a manner not consistent with management’s expectations, the Company could be required to adjust its provision for income taxes in the period such resolution occurs. As of July 1, 2016, it is not possible to estimate the amount of change, if any, in the unrecognized tax benefits that is reasonably possible within the next twelve months. Any significant change in the amount of the Company’s liability for unrecognized tax benefits would most likely result from additional information or settlements relating to the examination of the Company’s tax returns.